Quarterly Financial Data Supplement (Unaudited)
Fourth Quarter 2008

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FOURTH QUARTER 2008 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:

Quarterly EPS

•	Net loss available to common shareholders of $319.4 million; operating loss of $75.0 million

•	Net loss per diluted share of $4.29; operating loss per diluted share of $1.01

•	Preferred stock dividends totaled $9.4 million, up from $6.2 million for previous quarter due to dividends payable to the Treasury for the CPP Preferred

•	Average diluted shares of 74.5 million, up 2.4% versus prior quarter; up 2.2% versus prior year

Revenue

•	Total revenue, defined as net interest income plus noninterest income, of $121.4 million

•	Operating revenues of $121.1 million, down $5.2 million

— Non-operating items: $1.6 million net gain on securities

•	Tax-equivalent net interest income of $92.9 million, down $4.0 million

— Net interest margin of 2.97%, down 11 basis points from 3.08%

— Average earning assets of $12.5 billion, down $92.3 million

•	Operating noninterest income of $28.2 million, down $1.2 million from prior quarter; $2.1 million from prior year

Average Balance Sheet Growth

•	Average loans decreased $114.5 million or 1.1% compared to prior quarter

•	Average securities, up $58.2 million since prior quarter; down $113.5 million since 4Q07

•	Average customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, down $145.6 million or 1.8% linked-quarter

•	Average wholesale borrowings, including brokered deposits and excluding customer sweep accounts, up $5.1 million or 0.1% linked-quarter

Noninterest Expenses and Operating Efficiency

•	Noninterest expenses of $341.8 million

— Non-operating items: $237.6 million goodwill impairment, $9.6 million employment contracts and severance, $1.7 loss on early extinguishment of debt, and $1.1 million loss on derivative collateral

•	Operating noninterest expenses of $91.8 million, up $2.1 million from prior quarter

— Loan and foreclosed asset expense up $67,000 from prior quarter; $3.1 million from prior year

— FDIC insurance premiums (included in regulatory assessments) up $432,000 from prior quarter; $2.0 million from prior year

•	Operating noninterest expenses 2.65% of average assets (annualized), an increase from 2.58% prior quarter

Credit Quality

•	Nonperforming assets of $421.2 million or 4.10% of loans and foreclosed property

•	Nonperforming loans held for investment increased to $355.6 million from $240.1 million at September 30, 2008; nonperforming loans held for sale totaled $16.5 million

•	Net loan charge-offs of $76.1 million, or 2.93% annualized as a% of average loans held for investment

•	Provision for credit losses exceeded net loan charge-offs by $46.9 million and increased allowance

•	Allowance for credit losses of $249.9 million or 2.45% of loans held for investment, up from 1.97% prior quarter

•	Allowance coverage of nonperforming loans held for investment of 0.69 times, a decrease from 0.84 times at September 30, 2008

Capital

•	U.S. Treasury’s $347 million equity investment in TSFG under the voluntary Capital Purchase Program (CPP)

•	Tangible common equity to tangible asset ratio of 6.05%, or 7.84% assuming conversion of the mandatorily convertible preferred stock, stable from September 30, 2008

•	Common tangible book value per share assuming conversion of the mandatorily convertible preferred stock of $9.40, compared to $9.42 at September 30, 2008

•	After-tax unrealized gain on available for sale securities increased $37.2 million from prior quarter

•	Tier 1 capital ratio of 12.86%, up from 11.18% at September 30, 2008; capital ratios exceed all “well capitalized” regulatory requirements

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Interest Income
Interest and fees on loans	$145,289	$155,433	$158,016	$171,228	$190,846
Interest and dividends on securities:
Taxable	20,575	20,186	20,591	20,392	22,431
Exempt from federal income taxes	2,351	2,422	2,479	2,693	2,809

Total interest and dividends on securities	22,926	22,608	23,070	23,085	25,240
Interest on short-term investments	10	197	106	72	64

Total interest income	168,225	178,238	181,192	194,385	216,150

Interest Expense
Interest on deposits	65,646	69,071	63,180	77,106	93,253
Interest on borrowed funds	10,946	13,548	17,807	24,573	27,949

Total interest expense	76,592	82,619	80,987	101,679	121,202

Net Interest Income	91,633	95,619	100,205	92,706	94,948
Provision for Credit Losses	122,926	84,608	63,763	73,292	31,926

Net interest income after provision for credit losses	(31,293)	11,011	36,442	19,414	63,022
Noninterest Income	29,729	28,665	32,187	31,103	28,991
Noninterest Expenses	341,810	94,157	87,617	268,366	80,731

Income (loss) before income taxes	(343,374)	(54,481)	(18,988)	(217,849)	11,282
Income tax expense (benefit)	(33,435)	(29,526)	(8,056)	(16,557)	2,293

Net Income (Loss)	(309,939)	(24,955)	(10,932)	(201,292)	8,989
Preferred stock dividends	9,421	6,250	5,833	—	—

Net Income (Loss) Available to Common Shareholders	$(319,360)	$(31,205)	$(16,765)	$(201,292)	$8,989

Average common shares outstanding, basic	74,505,656	72,755,480	72,611,024	72,449,437	72,571,612
Average common shares outstanding, diluted (1)	74,505,656	72,755,480	72,611,024	72,449,437	72,875,062
Earnings (loss) per common share, basic	$(4.29)	$(0.43)	$(0.23)	$(2.78)	$0.12
Earnings (loss) per common share, diluted	(4.29)	(0.43)	(0.23)	(2.78)	0.12
Cash dividends declared per common share	0.01	0.01	0.01	0.19	0.19

(1)

For the three months ended December 31, 2008, September 30, 2008, June 30, 2008, and March 31, 2008 average diluted shares exclude convertible preferred stock, warrants, and outstanding equity awards since either their effect would be antidilutive or the exercise price was greater than the average market price of the common shares.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Noninterest Income
Service charges on deposit accounts	$10,149	$11,376	$10,986	$10,429	$11,470
Debit card income, net	1,867	2,006	2,056	1,876	1,938
Customer service fee income	1,221	1,425	1,358	1,331	1,422

Total customer fee income	13,237	14,807	14,400	13,636	14,830

Retail investment services, net	1,751	2,294	2,120	1,546	2,103
Insurance income	2,266	2,368	2,388	3,060	2,906
Trust and investment management income	1,437	1,728	1,857	1,666	1,625
Benefits administration fees	833	813	734	756	881

Total wealth management income	6,287	7,203	7,099	7,028	7,515

Mortgage banking income	1,038	879	1,858	1,485	1,273
Bank-owned life insurance	3,939	2,881	2,910	3,147	3,065
Merchant processing income, net	697	916	809	857	829
Gain (loss) on certain derivative activities	(256)	(199)	236	12	5
Other (1)	3,226	2,903	2,999	2,638	2,762

Operating noninterest income (noninterest income, excluding non-operating items)	28,168	29,390	30,311	28,803	30,279

Gain (loss) on securities	1,561	(725)	1,876	396	(1,288)
Gain on Visa IPO share redemption	—	—	—	1,904	—

Non-operating noninterest (loss) income	1,561	(725)	1,876	2,300	(1,288)

Total noninterest income	$29,729	$28,665	$32,187	$31,103	$28,991

Noninterest Expenses
Salaries and wages	$35,348	$37,700	$36,136	$34,853	$33,220
Employee benefits	10,537	9,252	9,113	9,298	9,232
Occupancy	9,946	9,770	8,972	8,623	8,783
Furniture and equipment	7,454	6,991	6,733	6,383	6,590
Professional services	4,804	4,573	3,579	3,527	3,767
Advertising and business development	2,611	2,114	2,731	2,471	2,054
Telecommunications	1,613	1,628	1,476	1,423	1,453
Amortization of intangibles	1,417	1,474	1,589	1,658	1,853
Regulatory assessments	3,452	3,020	2,374	2,077	1,464
Loan and foreclosed asset expense	4,558	4,491	2,303	1,079	1,463
Other (1)	10,045	8,648	9,664	8,859	9,472

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	91,785	89,661	84,670	80,251	79,351

Goodwill impairment	237,618	—	—	188,431	—
Employment contracts and severance	9,599	4,621	2,299	—	—
Branch acquisition and conversion costs	—	—	731	—	—
(Gain) loss on early extinguishment of debt	1,747	(125)	(83)	547	499
Visa-related litigation	—	—	—	(863)	881
Loss on derivative collateral	1,061	—	—	—	—

Non-operating noninterest expenses	250,025	4,496	2,947	188,115	1,380

Total noninterest expenses	$341,810	$94,157	$87,617	$268,366	$80,731

(1)

In fourth quarter 2008, TSFG reclassified gain (loss) on sale of other real estate owned from noninterest income to noninterest expense. Such amounts totaled (in thousands) a gain of $316 for fourth quarter 2008, a loss of $765 for third quarter 2008, a gain of $3 for second quarter 2008, a loss of $187 for first quarter 2008, and a loss of $250 for fourth quarter 2007.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Assets
Cash and due from banks	$292,219	$176,293	$224,991	$223,185	$290,974
Interest-bearing bank balances	166	35	55,713	10,035	5,551
Federal funds sold and securities purchased to resell	—	—	50,000	—	—
Securities
Available for sale	2,107,194	1,995,681	1,987,232	2,069,898	1,986,212
Held to maturity	22,709	24,518	26,677	31,468	39,691

Total securities	2,129,903	2,020,199	2,013,909	2,101,366	2,025,903

Loans held for sale	30,963	37,575	21,871	16,119	17,867
Loans held for investment	10,192,072	10,299,640	10,475,731	10,275,653	10,213,420
Less: Allowance for loan losses	(247,086)	(200,748)	(191,727)	(174,420)	(126,427)

Net loans held for investment	9,944,986	10,098,892	10,284,004	10,101,233	10,086,993

Premises and equipment, net	282,472	274,258	265,853	243,628	233,852
Accrued interest receivable	50,388	51,207	56,118	56,764	70,464
Goodwill	224,161	461,458	463,300	462,572	651,003
Other intangible assets, net	21,859	23,112	24,586	25,521	27,179
Other assets	625,209	552,149	516,525	491,297	467,798

	$13,602,326	$13,695,178	$13,976,870	$13,731,720	$13,877,584

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,041,140	$1,022,632	$1,107,115	$1,108,623	$1,127,657
Interest-bearing customer deposits	6,455,810	6,412,343	6,388,904	6,466,940	6,402,503
Interest-bearing brokered deposits	1,908,767	2,573,833	2,390,350	1,875,969	2,258,408

Total deposits	9,405,717	10,008,808	9,886,369	9,451,532	9,788,568
Short-term borrowings	1,626,374	1,188,929	1,581,601	1,917,450	1,637,550
Long-term debt	707,769	773,109	772,957	799,217	698,340
Accrued interest payable	71,465	61,463	55,880	58,705	69,288
Other liabilities	170,470	129,255	120,861	126,495	133,530

Total liabilities	11,981,795	12,161,564	12,417,668	12,353,399	12,327,276

Shareholders’ equity
Mandatorily convertible preferred stock	238,700	249,000	250,000	—	—
Perpetual preferred stock	327,679	—	—	—	—
Common stock	74,644	73,006	72,796	72,630	72,455
Surplus	1,135,920	1,104,697	1,101,524	1,110,356	1,107,601
Retained earnings (deficit)	(199,540)	120,578	152,567	170,186	386,061
Accumulated other comprehensive income (loss), net of income tax	42,558	(13,667)	(17,685)	25,149	(15,809)
Other, net	570	—	—	—	—

Total shareholders’ equity	1,620,531	1,533,614	1,559,202	1,378,321	1,550,308

	$13,602,326	$13,695,178	$13,976,870	$13,731,720	$13,877,584

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$2,069	$28,084	$27,703	$28,798	$27,592
U.S. Government agencies	313,729	327,933	335,593	337,775	503,571
Agency mortgage-backed securities	1,468,639	1,312,116	1,276,145	1,343,108	1,088,427
Private label mortgage-backed securities	12,771	15,152	15,544	16,209	—
State and municipal	262,248	260,532	270,521	279,788	302,586
Other investments (1)	47,738	51,864	61,726	64,220	64,036

Total available for sale securities	2,107,194	1,995,681	1,987,232	2,069,898	1,986,212

Held to maturity (at amortized cost)	22,709	24,518	26,677	31,468	39,691

Total securities	$2,129,903	$2,020,199	$2,013,909	$2,101,366	$2,025,903

Total securities as a percentage of total assets	15.7%	14.8%	14.4%	15.3%	14.6%

	December 31, 2008

	Amortized Cost	Percentage of Total	Duration		Book Yield

Debt Securities
U.S. Treasury	$2,001	0.1%	0.6		5.92%
U.S. Government agencies	307,025	14.9	2.0		4.42
Mortgage-backed securities:
Collateralized mortgage obligations	843,189	40.9	4.3		4.56
Adjustable rate mortgages	220,222	10.7	1.5		4.53
Pass-through	419,446	20.4	1.8		4.94
State and municipal	256,755	12.5	2.5		5.01
Corporate bonds	9,948	0.5	0.2		5.53

Total available for sale debt securities	$2,058,586	100.0%	2.9	(2)	4.67%

Fixed interest rate:
Mortgage-backed securities	$1,255,811	61.0%	3.5		4.68%
Other	575,729	28.0	2.2		4.70
Variable interest rate:
Mortgage-backed securities	227,046	11.0	1.8		4.54

Total available for sale debt securities	$2,058,586	100.0%	2.9	(2)	4.67%

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value	Duration

Up 2.00%	(7.4)%	4.5
Up 1.00%	(3.4)	4.0
Flat	—	2.9

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.63%.

(1)

Other investments in available for sale securities include corporate bonds, FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $18.1 million.

(2)	Compared to 4.0 years duration at September 30, 2008 due to overall lower interest rates and anticipated prepayments.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	December 31, 2008		December 31, 2007

	Balance	% of Total	Balance	% of Total

Government and agency
U.S. Treasury	$2,069	0.1%	$27,592	1.4%
U.S. Government agencies (1)	313,729	14.7	503,571	24.9
Agency mortgage-backed securities (MBS) (1)(2)	1,468,639	68.9	1,088,427	53.7
Federal Home Loan Bank Stock	35,536	1.7	35,333	1.7

Total government and agency	1,819,973	85.4	1,654,923	81.7

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	188,598	8.9	214,675	10.6
Underlying issuer or collateral rated A or better (including South Carolina State Aid)	81,238	3.8	102,187	5.1
Underlying issuer or collateral rated BBB	7,344	0.3	12,930	0.6
Non-rated	7,677	0.4	12,245	0.6

Total state and municipal	284,857	13.4	342,037	16.9

Corporate bonds
AA or A-rated	9,963	0.5	17,068	0.8
BBB-rated	—	—	3,312	0.2

Total corporate bonds	9,963	0.5	20,380	1.0

Private label mortgage-backed securities (2)
AAA-rated	12,771	0.6	—	—

Total private label mortgage-backed securities	12,771	0.6	—	—

Community bank stocks and other	2,339	0.1	8,563	0.4

Total securities	$2,129,903	100.0%	$2,025,903	100.0%

Percent of total securities:
Rated A or higher		99.2%		98.2%
Investment grade		99.5%		99.0%

(1)	At December 31, 2008, these numbers include, in the aggregate, $172.8 million and $1.5 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.

(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.

(3)	At December 31, 2008 and December 31, 2007, state and municipal securities include $22.6 million and $39.5 million, respectively, of securities held to maturity at amortized cost.

(4)

Ratings shown above do not reflect the benefit of guarantees by bond insurers. At December 31, 2008, $39.1 million of municipal bonds are guaranteed by bond insurers. At December 31, 2007, $43.5 million of municipal bonds are guaranteed by bond insurers.

(5)

At December 31, 2008, the breakdown by current bond rating is as follows: $188.6 million pre-funded with collateral or AAA-rated backed Texas Permanent School Fund, $7.7 million AAA-rated, $83.7 million AA or A-rated, $2.6 million BBB-rated, and $2.3 million non-rated.

Note: Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Commercial Loans
Commercial and industrial	$2,722,611	$2,824,117	$2,891,007	$2,788,980	$2,742,863
Owner - occupied real estate	1,270,746	1,206,597	1,183,618	1,107,069	1,070,376
Commercial real estate	4,074,331	4,094,164	4,162,248	4,156,522	4,158,384

	8,067,688	8,124,878	8,236,873	8,052,571	7,971,623

Consumer Loans
Indirect - sales finance	635,637	680,413	728,433	710,806	699,014
Consumer lot loans	225,486	249,062	266,242	291,378	311,386
Direct retail	95,397	100,257	99,951	101,278	107,827
Home equity	813,201	784,357	781,120	754,344	754,158

	1,769,721	1,814,089	1,875,746	1,857,806	1,872,385

Mortgage Loans	354,663	360,673	363,112	365,276	369,412

Total loans held for investment	$10,192,072	$10,299,640	$10,475,731	$10,275,653	$10,213,420

Percentage of Loans Held for Investment
Commercial and industrial	26.7%	27.4%	27.6%	27.1%	26.9%
Owner - occupied real estate	12.5	11.7	11.3	10.8	10.5
Commercial real estate	40.0	39.8	39.7	40.5	40.7
Consumer	17.3	17.6	17.9	18.1	18.3
Mortgage	3.5	3.5	3.5	3.5	3.6

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(4.2)%	(6.7)%	7.8%	2.5%	1.6%
Growth year-to-date, annualized	(0.2)	1.1	5.2	2.5	5.3

(1)	At September 30, 2007 and December 31, 2006, loans held for investment totaled $10,173,237 and $9,701,867, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

	At and for the Three Months Ended

	12/31/08		9/30/08		6/30/08		3/31/08		12/31/07

Credit Quality
Loans held for investment	$10,192,072		$10,299,640		$10,475,731		$10,275,653		$10,213,420
Allowance for loan losses	247,086		200,748		191,727		174,420		126,427
Allowance for credit losses	249,874		203,000		193,825		177,016		128,695
Nonperforming loans held for investment (1)	355,631		240,091		220,151		223,790		81,631
Nonperforming loans held for sale	16,544		22,576		—		—		—
Foreclosed property (other real estate owned and personal property repossessions)	48,993		30,503		21,780		8,227		8,276

Nonperforming assets	$421,168		$293,170		$241,931		$232,017		$89,907

Nonperforming loans as a % of loans held for investment	3.49%		2.33%		2.10%		2.18%		0.80%
Nonperforming assets as a % of loans and foreclosed property (2)	4.10		2.83		2.30		2.25		0.88
Allowance for loan losses as a % of loans held for investment	2.42		1.95		1.83		1.70		1.24
Allowance for credit losses as a % of loans held for investment	2.45		1.97		1.85		1.72		1.26
Allowance for loan losses to nonperforming loans	0.69	x	0.84	x	0.87	x	0.78	x	1.55	x
Impaired loans (1)	$287,497		$198,018		$195,774		$206,621		$68,102
Specific allowance for impaired loans	44,418		29,911		39,238		32,070		11,340
Loans past due 90 days or more (interest accruing)	47,481		12,899		8,779		9,588		5,349

Net loan charge-offs	76,052		75,433		46,954		24,971		23,655
Average loans held for investment	10,308,823		10,441,580		10,435,248		10,221,424		10,164,807
Net loan charge-offs as a % of average loans held for investment (annualized)	2.93%		2.87%		1.81%		0.98%		0.92%

Allowance for Loan Losses
Balance at beginning of period	$200,748		$191,727		$174,420		$126,427		$118,861
Provision for loan losses	122,390		84,454		64,261		72,964		31,221
Loans charged-off	(78,297)		(76,558)		(48,523)		(27,583)		(25,249)
Recoveries of loans previously charged-off	2,245		1,125		1,569		2,612		1,594

Balance at end of period	$247,086		$200,748		$191,727		$174,420		$126,427

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$2,252		$2,098		$2,596		$2,268		$1,563
Provision for unfunded lending commitments	536		154		(498)		328		705

Balance at end of period	$2,788		$2,252		$2,098		$2,596		$2,268

Allowance for Credit Losses
Balance at beginning of period	$203,000		$193,825		$177,016		$128,695		$120,424
Provision for credit losses	122,926		84,608		63,763		73,292		31,926
Loans charged-off	(78,297)		(76,558)		(48,523)		(27,583)		(25,249)
Recoveries of loans previously charged-off	2,245		1,125		1,569		2,612		1,594

Balance at end of period	$249,874		$203,000		$193,825		$177,016		$128,695

(1)

At December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, and December 31, 2007, these credit quality indicators (nonperforming loans and impaired loans) included $6.4 million, $2.4 million, $1.6 million, $1.6 million, and $1.7 million, respectively, in restructured loans.

(2)	Excluding nonperforming loans held for sale, nonperforming assets as a% of loans held for investment and foreclosed property totaled 3.95% at December 31, 2008 and 2.62% at September 30, 2008.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	12/31/08 Commercial Real Estate (“CRE”) Loans by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$539	$288	$468	$211	$358	$136	$203	$2,203	21%
Residential A&D	101	72	170	35	74	4	32	488	5
Commercial A&D	50	31	43	41	9	30	70	274	3
Commercial construction	164	34	29	50	17	19	21	334	3
Residential construction	27	40	44	20	31	—	8	170	2
Residential condo	23	87	11	1	31	21	25	199	2
Undeveloped land	43	46	65	73	68	23	88	406	4

Total CRE Loans	$947	$598	$830	$431	$588	$233	$447	$4,074	40%

% of Total Loans HFI	9%	6%	8%	4%	6%	2%	5%	40%

	12/31/08 CRE Nonaccrual Loans HFI (“NAL”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (1)

CRE Nonaccrual Loans by Product Type:
Completed income property	2.2	11.1	8.2	11.4	3.8	6.1	16.1	$58.9	17%
Residential A&D	3.6	2.6	21.8	1.7	3.9	0.8	9.8	44.2	13
Commercial A&D	0.4	5.9	1.1	0.1	—	5.3	1.0	13.8	4
Commercial construction	—	—	0.6	—	—	3.7	11.4	15.7	4
Residential construction	0.9	1.8	8.0	6.4	3.0	—	—	20.1	6
Residential condo	8.2	2.8	0.1	—	—	8.0	5.8	24.9	7
Undeveloped land	1.1	0.4	0.3	10.4	5.3	7.4	27.9	52.8	15

Total CRE Nonaccrual Loans	$16.4	$24.6	$40.1	$30.0	$16.0	$31.3	$72.0	$230.4	66%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (1)	5%	7%	11%	9%	4%	9%	21%	66%

	Three Months Ended 12/31/08 CRE Net Charge-offs (“NCO”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$1.4	$0.1	$0.7	$3.6	$1.1	$2.7	$0.7	$10.3	14%
Residential A&D	0.1	0.3	3.4	2.2	—	—	5.7	11.7	15
Commercial A&D	—	1.5	—	—	—	0.1	—	1.6	2
Commercial construction	—	—	0.8	—	—	0.2	—	1.0	1
Residential construction	0.1	0.4	0.5	0.9	1.2	—	—	3.1	4
Residential condo	1.1	—	—	0.5	—	2.3	3.4	7.3	10
Undeveloped land	—	—	—	—	0.1	1.0	1.3	2.4	3

Total CRE Net Charge-offs	$2.7	$2.3	$5.4	$7.2	$2.4	$6.3	$11.1	$37.4	49%

CRE Net Charge-offs as % of Total Net Charge-offs	4%	3%	7%	9%	3%	8%	15%	49%

(1)

Calculated as a percent of nonaccrual loans held for investment, which totaled $349.4 million at December 31, 2008. Excludes nonaccrual loans held for sale, which totaled $16.5 million at December 31, 2008.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Noninterest-bearing	$1,041,140	$1,022,632	$1,107,115	$1,108,623	$1,127,657
Interest-bearing checking	1,078,921	1,090,874	1,127,497	1,162,374	1,117,850
Money market accounts	1,834,115	1,806,143	2,162,599	2,182,709	2,188,261
Savings accounts	190,519	150,150	150,696	155,337	158,092
Time deposits under $100,000	1,863,520	1,840,363	1,468,372	1,408,593	1,442,030
Time deposits of $100,000 or more	1,488,735	1,524,813	1,479,740	1,557,927	1,496,270

Customer deposits (1)	7,496,950	7,434,975	7,496,019	7,575,563	7,530,160
Brokered deposits	1,908,767	2,573,833	2,390,350	1,875,969	2,258,408

Total deposits	9,405,717	10,008,808	9,886,369	9,451,532	9,788,568
Less: Brokered deposits	(1,908,767)	(2,573,833)	(2,390,350)	(1,875,969)	(2,258,408)
Add: Customer sweep accounts	493,012	551,559	536,642	631,214	648,311

Customer funding (2)	$7,989,962	$7,986,534	$8,032,661	$8,206,777	$8,178,471

Percentage of Deposits
Noninterest-bearing	11.1%	10.2%	11.2%	11.7%	11.5%
Interest-bearing checking	11.5	10.9	11.4	12.3	11.4
Money market accounts	19.5	18.1	21.9	23.1	22.4
Savings accounts	2.0	1.5	1.5	1.6	1.6
Time deposits under $100,000	19.8	18.4	14.8	14.9	14.7
Time deposits of $100,000 or more	15.8	15.2	15.0	16.5	15.3

Customer deposits (1)	79.7	74.3	75.8	80.1	76.9
Brokered deposits	20.3	25.7	24.2	19.9	23.1

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	7.2%	(30.4)%	(0.5)%	(6.8)%	(12.5)%
Total deposits	(24.0)	4.9	18.5	(13.8)	12.0
Customer funding (2)	0.2	(2.3)	(8.5)	1.4	3.0

Growth Year-To-Date, Annualized (4)
Noninterest-bearing	(7.7)%	(12.4)%	(3.7)%	(6.8)%	(12.0)%
Total deposits	(3.9)	3.0	2.0	(13.8)	2.9
Customer funding (2)	(2.3)	(3.1)	(3.6)	1.4	(2.6)

(1)	Total deposits less brokered deposits.

(2)	Total deposits less brokered deposits plus customer sweep accounts.

(3)	At September 30, 2007, noninterest-bearing totaled $1,164,312, total deposits totaled $9,501,669, and customer funding totaled $8,117,185.

(4)	At December 31, 2006, noninterest-bearing totaled $1,280,908, total deposits totaled $9,516,740, and customer funding totaled $8,392,597.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$67,309	$137,927	$169,074	$541,022	$206,216
Customer sweep accounts	493,012	551,559	536,642	631,214	648,311
Federal Reserve borrowings	1,050,000	30,000	500,000	200,000	—
Commercial paper	12,537	19,068	25,155	29,582	30,828
Treasury, tax and loan note	3,516	450,375	350,730	515,632	752,195

Total short-term borrowings	1,626,374	1,188,929	1,581,601	1,917,450	1,637,550
Long-term borrowings
Repurchase agreements	200,000	200,000	200,000	200,000	200,000
FHLB advances	233,497	298,119	297,873	324,080	223,087
Subordinated notes	216,704	216,704	216,704	216,704	216,704
Mandatorily redeemable preferred stock of subsidiary	56,800	56,800	56,800	56,800	56,800
Note payable	768	779	791	775	786
Purchase accounting premiums, net of amortization	—	707	789	858	963

Total long-term borrowings	707,769	773,109	772,957	799,217	698,340

Total borrowings	2,334,143	1,962,038	2,354,558	2,716,667	2,335,890
Less: Customer sweep accounts	(493,012)	(551,559)	(536,642)	(631,214)	(648,311)
Add: Brokered deposits	1,908,767	2,573,833	2,390,350	1,875,969	2,258,408

Total wholesale borrowings	$3,749,898	$3,984,312	$4,208,266	$3,961,422	$3,945,987

Wholesale borrowings as a percentage of total assets	27.6%	29.1%	30.1%	28.8%	28.4%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED GAINS (LOSSES) ON
AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07

Regulatory Capital
Tier 1 capital	$1,513,452	$1,295,008	$1,311,908	$1,089,115	$1,114,915
Tier 2 capital	174,625	173,820	177,271	180,711	163,095

Total risk-based capital	1,688,077	1,468,828	1,489,179	1,269,826	1,278,010

Total risk-weighted assets	11,764,518	11,584,136	11,872,790	11,674,210	11,743,799

Tangible Equity
Mandatorily convertible preferred stock	$238,700	$249,000	$250,000	$—	$—
Perpetual preferred stock	327,679	—	—	—	—
Common equity	1,054,152	1,284,614	1,309,202	1,378,321	1,550,308

Shareholders’ equity	1,620,531	1,533,614	1,559,202	1,378,321	1,550,308
Intangible assets	(246,020)	(484,570)	(487,886)	(488,093)	(678,182)

Tangible equity	1,374,511	1,049,044	1,071,316	890,228	872,126

Capital Ratios
Tier 1 risk-based capital	12.86%	11.18%	11.05%	9.33%	9.49%
Total risk-based capital	14.35	12.68	12.54	10.88	10.88
Leverage ratio	11.22	9.70	9.81	8.16	8.42

Tangible equity to tangible assets ratio	10.29	7.94	7.94	6.72	6.61
Impact of unrealized (gain) loss on securities	(0.05)	0.21	0.24	0.02	0.21

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	10.24	8.15	8.18	6.74	6.82

Tangible common equity to tangible assets ratio	6.05	6.06	6.09	6.72	6.61
-Assuming conversion of mandatorily convertible preferred (1)	7.84	7.94	7.94	6.72	6.61

Unrealized Gains (Losses) on AFS Securities
Gross (included in AFS securities)	$10,949	$(48,147)	$(54,391)	$(3,042)	$(48,841)
Net of income tax (included in equity)	6,890	(30,334)	(34,287)	(1,912)	(30,765)

Per Share Data
Mandatorily convertible preferred shares outstanding	238,700	249,000	250,000	—	—
Common shares outstanding	74,643,649	73,005,766	72,795,797	72,629,724	72,455,205
Conversion of preferred stock into common (1)	36,723,077	38,307,692	38,461,538	—	—

Common shares outstanding, assuming conversion	111,366,726	111,313,458	111,257,335	72,629,724	72,455,205

Common book value per common share	$14.12	$17.60	$17.98	$18.98	$21.40
Common tangible book value per common share	10.83	10.96	11.28	12.26	12.04
Book value per common share, assuming conversion (1)	14.55	13.78	14.01	18.98	21.40
Common tangible book value per common share, assuming conversion (1)	9.40	9.42	9.63	12.26	12.04

Market Rates for U.S. Treasury Notes
Three year	1.00%	2.28%	2.91%	1.79%	3.07%
Five year	1.55	2.98	3.34	2.46	3.45

(1)	Using a $6.50 conversion price.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08			9/30/08			6/30/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,172,311	$106,289	5.17%	$8,233,343	$113,423	5.48%	$8,193,599	$114,935	5.64%
Consumer loans	1,514,602	19,941	5.24	1,518,642	22,577	5.91	1,530,817	23,272	6.11
Indirect loans	657,329	11,862	7.18	706,780	12,621	7.10	734,155	13,152	7.21
Risk management derivatives tied to loans	—	7,197		—	6,812		—	6,657

Total loans (1)	10,344,242	145,289	5.59	10,458,765	155,433	5.91	10,458,571	158,016	6.08
Investment securities (taxable) (2)	1,835,248	20,575	4.48	1,768,461	20,186	4.57	1,799,907	20,591	4.58
Investment securities (nontaxable) (3)	281,839	3,616	5.13	290,431	3,726	5.13	299,350	3,814	5.10

Total investment securities	2,117,087	24,191	4.57	2,058,892	23,912	4.65	2,099,257	24,405	4.65
Federal funds sold, interest-bearing bank balances, and other temp investments	1,128	10	3.53	37,149	197	2.11	20,256	106	2.10

Total earning assets	12,462,457	169,490	5.41	12,554,806	179,542	5.69	12,578,084	182,527	5.83

Non-earning assets	1,322,477			1,281,130			1,290,065

Total assets	$13,784,934			$13,835,936			$13,868,149

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,010,878	$1,310	0.52	$1,130,079	$2,481	0.87	$1,120,716	$2,683	0.96
Savings	173,927	518	1.18	143,014	255	0.71	152,023	304	0.80
Money market	1,814,901	9,808	2.15	1,949,001	11,293	2.31	2,104,322	11,822	2.26
Time deposits, excluding brokered deposits	3,401,800	32,130	3.76	3,259,783	30,522	3.72	2,997,131	29,172	3.91
Brokered deposits	2,227,055	21,880	3.91	2,574,430	24,520	3.79	2,081,224	19,199	3.71

Total interest-bearing deposits	8,628,561	65,646	3.03	9,056,307	69,071	3.03	8,455,416	63,180	3.01
Customer sweep accounts	529,344	1,174	0.88	536,526	2,251	1.67	573,957	2,621	1.84
Other borrowings (4)	1,805,655	9,772	2.15	1,453,196	11,297	3.09	2,078,730	15,186	2.94

Total interest-bearing liabilities	10,963,560	76,592	2.78	11,046,029	82,619	2.98	11,108,103	80,987	2.93

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,001,516			1,059,565			1,079,390
Other noninterest liabilities	201,107			177,735			185,275

Total liabilities	12,166,183			12,283,329			12,372,768
Shareholders’ equity	1,618,751			1,552,607			1,495,381

Total liabilities and shareholders’ equity	$13,784,934			$13,835,936			$13,868,149

Net interest margin (tax-equivalent)		$92,898	2.97%		$96,923	3.08%		$101,540	3.24%
Less: tax-equivalent adjustment (3)		1,265			1,304			1,335

Net interest income		$91,633			$95,619			$100,205

Supplemental data:
Customer funding (5)	$7,932,366	$44,940	2.25%	$8,077,968	$46,802	2.30%	$8,027,539	$46,602	2.33%
Wholesale borrowings (6)	4,032,710	31,652	3.12	4,027,626	35,817	3.54	4,159,954	34,385	3.32

Total funding (7)	$11,965,076	$76,592	2.55%	$12,105,594	$82,619	2.72%	$12,187,493	$80,987	2.67%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)

During the three months ended December 31, 2008, September 30, 2008, and June 30, 2008, TSFG capitalized $478,000, $424,000, and $332,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/08			12/31/07

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,983,464	$128,741	6.49%	$7,919,926	$149,001	7.46%
Consumer loans	1,548,384	25,985	6.75	1,563,625	28,657	7.27
Indirect loans	703,670	12,680	7.25	702,721	12,565	7.09
Risk management derivatives tied to loans	—	3,822		—	623

Total loans (1)	10,235,518	171,228	6.73	10,186,272	190,846	7.43
Investment securities (taxable) (2)	1,749,423	20,392	4.66	1,885,631	22,431	4.76
Investment securities (nontaxable) (3)	326,318	4,143	5.08	344,996	4,321	5.01

Total investment securities	2,075,741	24,535	4.73	2,230,627	26,752	4.80
Federal funds sold, interest-bearing bank balances, and other temp investments	8,716	72	3.32	4,833	64	5.25

Total earning assets	12,319,975	195,835	6.39	12,421,732	217,662	6.96

Non-earning assets	1,524,930			1,495,654

Total assets	$13,844,905			$13,917,386

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,155,418	$4,653	1.62	$1,078,194	$4,606	1.69
Savings	156,848	427	1.09	164,365	617	1.49
Money market	2,193,504	16,633	3.05	2,195,506	20,883	3.77
Time deposits, excluding brokered deposits	2,953,364	33,651	4.58	2,891,656	35,717	4.90
Brokered deposits	1,934,922	21,742	4.52	2,426,483	31,430	5.14

Total interest-bearing deposits	8,394,056	77,106	3.69	8,756,204	93,253	4.23
Customer sweep accounts	684,752	5,472	3.21	590,682	5,977	4.01
Other borrowings (4)	1,922,959	19,101	4.00	1,645,122	21,972	5.30

Total interest-bearing liabilities	11,001,767	101,679	3.72	10,992,008	121,202	4.37

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,083,505			1,149,816
Other noninterest liabilities	194,655			218,796

Total liabilities	12,279,927			12,360,620
Shareholders’ equity	1,564,978			1,556,766

Total liabilities and shareholders’ equity	$13,844,905			$13,917,386

Net interest margin (tax-equivalent)		$94,156	3.07%		$96,460	3.09%
Less: tax-equivalent adjustment (3)		1,450			1,512

Net interest income		$92,706			$94,948

Supplemental data:
Customer funding (5)	$8,227,391	$60,836	2.97%	$8,070,219	$67,800	3.33%
Wholesale borrowings (6)	3,857,881	40,843	4.26	4,071,605	53,402	5.20

Total funding (7)	$12,085,272	$101,679	3.38%	$12,141,824	$121,202	3.96%

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	During the three months ended March 31, 2008 and December 31, 2007, TSFG capitalized $329,000 and $317,000 of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.

(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/08		9/30/08		6/30/08		3/31/08

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Preferred stock dividends	(9,421)		(6,250)		(5,833)		—

Net Loss Available to Common Shareholders	$(319,360)	$(4.29)	$(31,205)	$(0.43)	$(16,765)	$(0.23)	$(201,292)	$(2.78)

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Add: Income tax expense (benefit)	(33,435)		(29,526)		(8,056)		(16,557)

Loss Before Income Taxes	(343,374)		(54,481)		(18,988)		(217,849)
Non-Operating Items
(Gain) loss on securities	(1,561)		725		(1,876)		(396)
Gain on Visa IPO share redemption	—		—		—		(1,904)
Goodwill impairment	237,618		—		—		188,431
Employment contracts and severance	9,599		4,621		2,299		—
Branch acquisition and conversion costs	—		—		731		—
(Gain) loss on early extinguishment of debt	1,747		(125)		(83)		547
Visa-related litigation	—		—		—		(863)
Loss on derivative collateral	1,061		—		—		—

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(94,910)		(49,260)		(17,917)		(32,034)
Add: Provision for credit losses	122,926		84,608		63,763		73,292

Pre-Tax, Pre-Provision Operating Earnings (income before taxes and provision, excluding non-operating items)	28,016		35,348		45,846		41,258
Less: Provision for credit losses	(122,926)		(84,608)		(63,763)		(73,292)
Related income taxes	(29,368)		(26,696)		(7,655)		(17,538)

Operating Loss (net loss, excluding non-operating items)	(65,542)		(22,564)		(10,262)		(14,496)
Preferred stock dividends	(9,421)		(6,250)		(5,833)		—

Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items)	(74,963)	(1.01)	(28,814)	(0.40)	(16,095)	(0.22)	(14,496)	(0.20)
Amortization of intangibles	1,417		1,474		1,589		1,658
Related income taxes	(532)		(552)		(596)		(622)

Cash Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items and amortization of intangibles)	$(74,078)	$(0.99)	$(27,892)	$(0.38)	$(15,102)	$(0.21)	$(13,460)	$(0.19)

Average Common Shares Outstanding, Diluted	74,505,656		72,755,480		72,611,024		72,449,437

Select Balance Sheet (Averages)
Total assets	$13,784,934		$13,835,936		$13,868,149		$13,844,905
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible assets	13,303,554		13,348,875		13,380,709		13,169,655

Preferred stock	337,439		249,717		137,783		—
Common equity	1,281,312		1,302,890		1,357,598		1,564,978

Shareholders’ equity	1,618,751		1,552,607		1,495,381		1,564,978
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible equity	1,137,371		1,065,546		1,007,941		889,728

Return on Average Assets (1)
GAAP loss	(8.94)%		(0.72)%		(0.32)%		(5.85)%

Return on Average Equity (1)
GAAP loss	(76.17)		(6.39)		(2.94)		(51.73)

Return on Average Common Equity (2)
GAAP loss available to common shareholders	(99.16)		(9.53)		(4.97)		(51.73)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.

(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/07		9/30/07		6/30/07		3/31/07

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$8,989		$25,839		$17,930		$20,518
Preferred stock dividends	—		—		—		—

Net Income Available to Common Shareholders	$8,989	$0.12	$25,839	$0.35	$17,930	$0.24	$20,518	$0.27

Net Income, as Reported (GAAP)	$8,989		$25,839		$17,930		$20,518
Add: Income tax expense	2,293		11,609		8,998		10,500

Income Before Income Taxes	11,282		37,448		26,928		31,018
Non-Operating Items
(Gain) loss on securities	1,288		(287)		2,237		1,385
Employment contracts and severance	—		—		546		1,760
Loss on early extinguishment of debt	499		1,299		231		—
Visa-related litigation	881		—		—		—

Pre-tax Operating Income (income before taxes, excluding non-operating items)	13,950		38,460		29,942		34,163
Add: Provision for credit losses	31,926		10,504		17,125		9,013

Pre-Tax, Pre-Provision Operating Earnings (income before taxes and provision, excluding non-operating items)	45,876		48,964		47,067		43,176
Less: Provision for credit losses	(31,926)		(10,504)		(17,125)		(9,013)
Related income taxes	3,093		11,923		10,006		11,565

Operating Income (net income, excluding non-operating items)	10,857		26,537		19,936		22,598
Preferred stock dividends	—		—		—		—

Operating Income Available to Common Shareholders (net income available to common shareholders, excluding non-operating items)	10,857	0.15	26,537	0.36	19,936	0.27	22,598	0.30
Amortization of intangibles	1,853		1,907		2,136		2,001
Related income taxes	(377)		(591)		(714)		(677)

Cash Operating Income Available to Common Shareholders (net income available to common shareholders, excluding non-operating items and amortization of intangibles)	$12,333	$0.17	$27,853	$0.38	$21,358	$0.29	$23,922	$0.32

Average Common Shares Outstanding, Diluted	72,875,062		73,605,752		74,397,091		75,244,968

Select Balance Sheet (Averages)
Total assets	$13,917,386		$14,022,518		$14,093,079		$14,148,054
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible assets	13,238,535		13,341,992		13,410,495		13,463,428

Common equity	1,556,766		1,519,488		1,546,392		1,551,769

Shareholders’ equity	1,556,766		1,519,488		1,546,392		1,551,769
Intangible assets	(678,851)		(680,526)		(682,584)		(684,626)

Tangible equity	877,915		838,962		863,808		867,143

Return on Average Assets (1)
GAAP income	0.26%		0.73%		0.51%		0.59%

Return on Average Equity (1)
GAAP income	2.29		6.75		4.65		5.36

Return on Average Common Equity (2)
GAAP income available to common shareholders	2.29		6.75		4.65		5.36

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.

(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2008			2007		2006

			Diluted EPS		Diluted EPS		Diluted EPS

Net Income (Loss), as Reported (GAAP)	$(547,118)			$73,276		$112,866
Preferred stock dividends	(21,504)			—		—

Net Income (Loss) Available to Common Shareholders	$(568,622)		$(7.77)	$73,276	$0.99	$112,866	$1.49

Net Income (Loss), as Reported (GAAP)	$(547,118)			$73,276		$112,866
Add: Income tax expense (benefit)	(87,574)			33,400		47,682

Income (Loss) Before Income Taxes	(634,692)			106,676		160,548
Non-Operating Items
(Gain) loss on securities	(3,108)			4,623		(4,037)
Gain on Visa IPO share redemption	(1,904)			—		—
Gain on disposition of assets and liabilities	—			—		(2,498)
Goodwill impairment	426,049			—		—
Loss on sale of indirect auto loans previously HFI	—			—		3,477
Employment contract buyouts and severance	16,519			2,306		5,588
Branch acquisition and conversion costs	731			—		—
Loss on early extinguishment of debt	2,086			2,029		821
Visa-related litigation	(863)			881		—
Loss on derivative collateral	1,061			—		—

Pre-tax Operating Income (Loss) (income (loss) before taxes, excluding non-operating items)	(194,121)			116,515		163,899
Add: Provision for credit losses	344,589			68,568		32,789

Pre-Tax, Pre-Provision Operating Earnings (income before taxes and provision, excluding non-operating items)	150,468			185,083		196,688
Less: Provision for credit losses	(344,589)			(68,568)		(32,789)
Related income taxes	(81,257)			36,587		48,798

Operating Income (Loss) (net income (loss), excluding non-operating items)	(112,864)			79,928		115,101
Preferred stock dividends	(21,504)			—		—

Operating Income (Loss) Available to Common Shareholders (net income (loss) available to common shareholders, excluding non-operating items)	(134,368)		$(1.84)	79,928	1.08	115,101	1.52
Amortization of intangibles	6,138			7,897		8,775
Related income taxes	(2,302)			(2,359)		(2,474)

Cash Operating Income (Loss) Available to Common Shareholders (net income (loss) available to common shareholders, excluding non-operating items and amortization of intangibles)	$(130,532)		$(1.78)	$85,466	$1.15	$121,402	$1.61

Average Common Shares Outstanding, Diluted	73,136,936			74,085,440		75,542,848

Select Balance Sheet (Averages)
Total assets	$13,833,355			$14,044,565		$14,202,649
Intangible assets	(532,517)			(681,628)		(689,116)

Tangible assets	13,300,838			13,362,937		13,513,533

Preferred stock	181,849			—		—
Common equity	1,376,232			1,543,552		1,506,195

Shareholders’ equity	1,558,081			1,543,552		1,506,195
Intangible assets	(532,517)			(681,628)		(689,116)

Tangible equity	1,025,564			861,924		817,079

Return on Average Assets (1)
GAAP earnings (loss)	(3.96	) %		0.52%		0.79%

Return on Average Equity (1)
GAAP earnings (loss)	(35.11)			4.75		7.49

Return on Average Common Equity (2)
GAAP earnings (loss) available to common shareholders	(41.32)			4.75		7.49

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.

(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08	9/30/08	6/30/08	3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$91,633	$95,619	$100,205	$92,706
Tax-equivalent adjustment	1,265	1,304	1,335	1,450

Net interest income (tax-equivalent)	$92,898	$96,923	$101,540	$94,156

Total noninterest income, as reported (GAAP)	$29,729	$28,665	$32,187	$31,103
Adjustments for non-operating items:
(Gain) loss on securities	(1,561)	725	(1,876)	(396)
Gain on Visa IPO share redemption	—	—	—	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$28,168	$29,390	$30,311	$28,803

Total noninterest expenses, as reported (GAAP)	$341,810	$94,157	$87,617	$268,366
Adjustments for non-operating items:
Goodwill impairment	(237,618)	—	—	(188,431)
Employment contracts and severance	(9,599)	(4,621)	(2,299)	—
Branch acquisition and conversion costs	—	—	(731)	—
Gain (loss) on early extinguishment of debt	(1,747)	125	83	(547)
Visa-related litigation	—	—	—	863
Loss on derivative collateral	(1,061)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	91,785	89,661	84,670	80,251
Less: amortization of intangibles	(1,417)	(1,474)	(1,589)	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$90,368	$88,187	$83,081	$78,593

Total Revenue (1)
GAAP	$121,362	$124,284	$132,392	$123,809
Operating (2)	121,066	126,313	131,851	122,959

Noninterest Income as a % Total Revenue (3)
GAAP	24.50%	23.06%	24.31%	25.12%
Operating (2)	23.27	23.27	22.99	23.42

Efficiency Ratios (4)
GAAP	281.64	75.76	66.18	216.76
Operating (2)	75.81	70.98	64.22	65.27
Cash operating (2)	74.64	69.82	63.01	63.92

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	9.86	2.71	2.54	7.80
Operating (2)	2.65	2.58	2.46	2.33
Cash operating (2)	2.61	2.54	2.41	2.28

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a % of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/07	9/30/07	6/30/07	3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$94,948	$96,774	$96,521	$94,538
Tax-equivalent adjustment	1,512	1,538	1,555	1,641

Net interest income (tax-equivalent)	$96,460	$98,312	$98,076	$96,179

Total noninterest income, as reported (GAAP)	$28,991	$29,905	$27,711	$27,105
Adjustments for non-operating items:
(Gain) loss on securities	1,288	(287)	2,237	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$30,279	$29,618	$29,948	$28,490

Total noninterest expenses, as reported (GAAP)	$80,731	$78,727	$80,179	$81,612
Adjustments for non-operating items:
Employment contract buyouts and severance	—	—	(546)	(1,760)
Loss on early extinguishment of debt	(499)	(1,299)	(231)	—
Visa-related litigation	(881)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	79,351	77,428	79,402	79,852
Less: amortization of intangibles	(1,853)	(1,907)	(2,136)	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$77,498	$75,521	$77,266	$77,851

Total Revenue (1)
GAAP	$123,939	$126,679	$124,232	$121,643
Operating (2)	126,739	127,930	128,024	124,669

Noninterest Income as a % of Total Revenue (3)
GAAP	23.39%	23.61%	22.31%	22.28%
Operating (2)	23.89	23.15	23.39	22.85

Efficiency Ratios (4)
GAAP	65.14	62.15	64.54	67.09
Operating (2)	62.61	60.52	62.02	64.05
Cash operating (2)	61.15	59.03	60.35	62.45

Noninterest Expense as a % of Average Assets (Annualized)
GAAP	2.30	2.23	2.28	2.34
Operating (2)	2.26	2.19	2.26	2.29
Cash operating (2)	2.21	2.14	2.20	2.23

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, the efficiency ratio, and noninterest expense as a % of average assets, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating ratios also exclude amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2008	2007	2006

Select Financial Data Used in Ratios Calculated Below
Net interest income	$380,163	$382,781	$401,371
Tax-equivalent adjustment	5,354	6,246	6,903

Net interest income (tax-equivalent)	$385,517	$389,027	$408,274

Net interest margin (tax-equivalent)	3.09%	3.10%	3.22%

Total noninterest income, as reported (GAAP)	$121,684	$113,712	$118,210
Adjustments for non-operating items:
(Gain) loss on securities	(3,108)	4,623	(4,037)
Gain on Visa IPO share redemption	(1,904)	—	—
Gain on disposition of assets and liabilities	—	—	(2,498)
Loss on sale of indirect auto loans previously HFI	—	—	3,477

Operating noninterest income (noninterest income, excluding non-operating items)	$116,672	$118,335	$115,152

Total noninterest expenses, as reported (GAAP)	$791,950	$321,249	$326,244
Adjustments for non-operating items:
Goodwill impairment	(426,049)	—	—
Employment contract buyouts and severance	(16,519)	(2,306)	(5,588)
Merger-related costs	(731)	—	—
Loss on early extinguishment of debt	(2,086)	(2,029)	(821)
Visa-related litigation	863	(881)	—
Loss on derivative collateral	(1,061)	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	346,367	316,033	319,835
Less: amortization of intangibles	(6,138)	(7,897)	(8,775)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$340,229	$308,136	$311,060

Total Revenue (1)
GAAP	$501,847	$496,493	$519,581
Operating (2)	502,189	507,362	523,426

Noninterest Income as a % of Total Revenue (3)
GAAP	24.25%	22.90%	22.75%
Operating (2)	23.23	23.32	22.00

Efficiency Ratios (4)
GAAP	157.81	64.70	62.79
Operating (2)	68.97	62.29	61.10
Cash operating (2)	67.75	60.73	59.43

Noninterest Expense as a % of Average Assets
GAAP	5.72	2.29	2.30
Operating (2)	2.50	2.25	2.25
Cash operating (2)	2.46	2.19	2.19

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.